SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 2000

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
Delaware                                 L.O.M. Medical International, Inc.                                  98-0178784
(State or other jurisidiction of     (Exact name of registrant as specified in     (I.R.S. Employer Identification No.)
incorporation or organization)                   its charter)


Suite 3 - 1482 Springfield Road, Kelowna, British Columbia, Canada       V1Y 5V3
(Address of principal executive offices)                              (Zip Code)


                                 (250) 762-7552
              (Registrant's telephone number, including area code)



                              Thomas E. Stepp, Jr.

                              Stepp & Beauchamp LLP

                           1301 Dove Street, Suite 460

                         Newport Beach, California 92660

                                 (949) 660-9700

                            Facsimile: (949) 660-9010

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ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTOR

On December 1, 2000, the Registrant accepted the resignation of Mr. Peter McFadden as a director of Registrant. Mr. McFadden left to honor additional other career commitments in his public practice, and the Registrant is not aware of any disagreements on any matter relating to operations, policies or practices.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

                                            L.O.M. Medical International, Inc.


DATED:  December 1, 2000                    By:   /s/ John Klippenstein
                                                  ------------------------------
                                                  John Klippenstein

                                            Its:  President


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